UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PPG Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PPG INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2021

You are receiving this communication because you are a shareholder of record or a participant in a retirement or savings plan maintained by PPG and have investments in PPG stock. We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet. Instructions on how you can receive a paper copy of PPG’s 2021 Proxy Statement and our 2020 Annual Report are set forth below. Information about the Annual Meeting of Shareholders, including the items to be voted on, is provided on the reverse side of this notice. The Board of Directors of PPG recommends that shareholders vote FOR the election of each of the six director nominees to serve in a class whose term expires in 2024, FOR a nonbinding resolution to approve the compensation of the Company’s named executive officers, FOR approval of an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors, FOR approval of amendments to the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021, and AGAINST a shareholder proposal to adopt a policy requiring an independent board chairman, if properly presented.

THIS IS NOT A PROXY CARD. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions below.

HOW CAN I GET A COMPLETE SET OF THE PROXY MATERIALS?

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/PPG

●	Notice of 2021 Annual Meeting and Proxy Statement
●	2020 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 1, 2021 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to enter the 11-digit control number located by the arrow in the box below. Information on how to attend the virtual Annual Meeting and vote at the virtual meeting may also be obtained by following the instructions below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website www.SendMaterial.com and follow the instructions provided, or
3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

To vote your PPG Industries, Inc. shares, you can attend the PPG Industries, Inc. Virtual Annual Meeting of Shareholders online and vote during the meeting or you can:

1:   Go to www.ViewMaterial.com/PPG

2:   Click on the icon to vote your shares.

3:   Enter the 11-digit control number (located by the arrow in the box above).

4:   Follow the simple instructions to record your vote.

You will be able to vote until 11:59 p.m. Eastern Time, on April 14, 2021.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

WHEN	April 15, 2021 at 11:00 a.m. Eastern Time
WHERE

This year’s meeting is a virtual Annual Meeting at www.cesonlineservices.com/ppg21_vm. Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and in order to help protect the health and well-being of our shareholders and employees, this year’s Annual Meeting will be a virtual-only meeting held via the Internet. There will be no physical location for in-person attendance at the Annual Meeting.

WHAT

1.   To elect as directors the six named nominees to serve in a class whose term expires in 2024;

2.   To vote on a nonbinding resolution to approve the compensation of the Company’s named executive officers on an advisory basis;

3.   To vote on an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors;

4.   To vote on amendments to the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements;

5.   To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021;

6.   To vote on a shareholder proposal to adopt a policy requiring an independent board chairman, if properly presented; and

7.   To transact any other business that may properly come before the meeting.

RECORD DATE	February 19, 2021
ANNUAL MEETING	To attend the virtual Annual Meeting, please follow the instructions at:
ADMISSION	www.cesonlineservices.com/ppg21_vm

You will not be able to attend the Annual Meeting in person. If you plan to participate in the virtual meeting, you will need to pre-register by 5:00 p.m. Eastern Time on April 14, 2021. To pre-register for the meeting, please follow the instructions provided under the General Matters section found in the accompanying Proxy Statement. Shareholders may only participate online and must pre-register to vote and ask questions at the virtual meeting.

Daniel G. Fayock Assistant General Counsel and Secretary

March 4, 2021

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 15, 2021 PPG INDUSTRIES, INC. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000484200_1 R1.0.0.153 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: February 19, 2021 Date: April 15, 2021Time: 11:00 AM EDT Location: Online only at: https://www.cesonlineservices.com/ppg21_vm All shareholders must pre-register for the meeting

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: g Have the information that is printed in the box marked by the arrow (located on the g by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods g marked by the arrow available and follow the instructions. 0000484200_2 R1.0.0.153 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 1. Annual Report2. Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 01, 2021 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors 5. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021. Nominees 1A STEVEN A. DAVIS The Board of Directors recommends you vote AGAINST the following proposal(s): 1B MICHAEL W. LAMACH 1C MICHAEL T. NALLY 6. Shareholder proposal to adopt a policy requiring an independent board chairman, if properly presented. 1D GUILLERMO NOVO 1E MARTIN H. RICHENHAGEN 1F CATHERINE R. SMITH The Board of Directors recommends you vote FOR the following proposal(s): 2. Proposal to approve the compensation of the Company's named executive officers on an advisory basis. 3. Proposal to approve an amendment of the Company's Articles of Incorporation to provide for the annual election of directors. 4. Proposal to approve amendments to the Company's Articles of Incorporation and Bylaws to replace the supermajority voting requirements. 0000484200_3 R1.0.0.153 Voting items

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000484200_4 R1.0.0.153 Voting Instructions Voting items Continued